Exhibit 99.1

DEBTOR:	Fischer Imaging Corporation	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	06-15611

Form 2-A

COVER SHEET

	For Period Ended:	1/31/07

Accounting Method:	☒ Accrual Basis	☐ Cash Basis

THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE MONTH

Debtor must attach each of the following reports/documents unless the U. S. Trustee
Mark One Box for Each	has waived the requirement in writing. File the original with the Clerk of Court.
Required Document:	Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document	Previously
Attached	Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Quarterly Fee Summary (Form 2-F)

☒	☐	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	02/ 05/ 07	Print Name:	Paula Rosson

		Signature:	/s/ Paula Rosson

		Title:	President and CEO

Rev. 10/1/04

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:	1/1/07	to	1/31/07

	Current
CASH FLOW SUMMARY	Month		Accumulated

1. Beginning Cash Balance	$2,087,050.43	(1)	$1,138,518.57	(1)

2. Cash Receipts
Operations	8,937.96		474,068.12
Sale of Assets	30,000.00		627,875.65
Loans/advances	0.00		0.00
Other	15,395.27		333,122.55

Total Cash Receipts	$54,333.23		$1,435,066.32

3. Cash Disbursements
Operations	83,958.49		469,193.61
Debt Service/Secured loan payment	0.00		0.00
Professional fees/U.S. Trustee fees	4,250.00		37,028.74
Other	40.66		14,228.03

Total Cash Disbursements	$88,249.15		$520,450.38

4. Net Cash Flow (Total Cash Receipts less
Total Cash Disbursements)	-33,915.92		914,615.94

5.Ending Cash Balance (to Form 2-C)	$2,053,134.51	(2)	$2,053,134.51	(2)

CASH BALANCE SUMMARY

		Book
	Financial Institution	Balance

Petty Cash		$0.00

DIP Operating Account	US Bank	140,822.18

DIP State Tax Account		0.00

DIP Payroll Account		0.00

Other Operating Account		0.00

Other Interest-bearing Account	US Bank	1,912,312.33

TOTAL (must agree with Ending Cash Balance above)		$2,053,134.51	(2)

(1)  Accumulated beginning cash balance is the cash available at the commencement of the case.
Current month beginning cash balance should equal the previous month’s ending balance.

(2)  All cash balances should be the same.

Rev. 10/1/04

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:	1/1/2007	to	1/31/2007

CASH RECEIPTS DETAIL	Account No:	103658224003
(attach additional sheets as necessary)

Date	Payer	Description	Amount

See attached sheet

		Total Cash Receipts	$54,333.23	(1)

(1)  Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

Rev. 10/1/04

Fischer Imaging Corp	Form 2B Cash Receipts Support
Case No. 06-15611

Date	Payer	Description	Amount
1/19/2007	OUR LADY OF LOURDES MED CTR	Operation - Parts sale	344.70
1/19/2007	BAYLIS MEDICAL COMPANY	Operation - Parts sale	239.00
1/19/2007	1308 MED IMAGING TECH	Operation - Parts sale	42.26
1/19/2007	0237397 ST OF MISSOURI	Other - tax refund	250.00
1/8/2007	MAIMONIDES MEDICAL CENTER	Operation - contract services	8,212.00
1/8/2007	SUBURBAN HOSPITAL	Operation - Parts sale	100.00
1/8/2007	ST OF AR 0337168	Other - tax refund	297.00
1/8/2007	FRANCHISE TAX REFUND	Other - tax refund	8,267.02
1/8/2007	ST OF LA 336341	Other - tax refund	87.33
1/11/2007	JN PROPERIES - TRADENAME	Sale of Assets	10,000.00
1/9/07	Sagebrush	Sale of Assets	20,000.00
various	US Bank	Other - interest income	6,493.92

	Total Receipts		54,333.23

		Opeation - Bloom rental/repair	0.00
		Operation - Parts sale	725.96
		Operation - contract services	8,212.00
		Operation - Bloom sale	0.00	8,937.96
		Sale of Assets	30,000.00	30,000.00
		Loan/Advances	0.00	0.00
		Other - vendor refund	0.00
		Other - incorrect receipt	0.00
		Other - interest income	6,493.92
		Other - tax refund	8,901.35
		Other - bad debt recovery	0.00
		Other - legal exp reimbursement	0.00
		Other - insurance refund	0.00	15,395.27

		Total Receipts	54,333.23	54,333.23
			0.00

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:	1/1/07	to	1/31/07

CASH DISBURSEMENTS DETAIL	Account No:	103658224003
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

See attached sheet

			Total Cash Disbursements	$ 88,249.15	(1)

(1)  Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Rev. 10/1/04

Fischer Imaging Corp	Form 2B page 3 Disbursements
Case No. 06-15611

Date	Check No.	Payer	Description	Amount
1/9/2007	100156	ADP	Operation - contract labor	128.00
1/9/2007	100157	Anderson	Operation - Director fees	833.33
1/9/2007	100158	MAES, CARL	Operation - contract labor	1,875.00
1/9/2007	100159	Sergo	Operation - contract labor	2,850.00
1/9/2007	100160	City of Broomfield	Other - sales tax	40.66
1/9/2007	100161	COC	Operation - rent	67.74
1/9/2007	100162	CPT	Operation - contract labor	2,556.55
1/9/2007	100163	Mueller	Operation - contract labor	200.00
1/9/2007	100164	Rosson	Operation - contract labor	2,587.50
1/9/2007	100165	Petersen	Operation - Director fees	833.33
1/9/2007	100166	Schoettler	Operation - Director fees	3,333.33
1/9/2007	100167	Simonton	Operation - Director fees	2,500.00
1/9/2007	100168	US Trustee	Prof Fee/US Trustee	500.00
1/19/2007	100169	Byers	Operation - contract labor	4,485.25
1/19/2007	100173	Sergo	Operation - contract labor	2,265.00
1/19/2007	100174	Computershare	Operation - contract labor	59.29
1/19/2007	100175	COC	Operation - rent	1,142.49
1/19/2007	100176	CPT	Operation - contract labor	2,064.94
1/19/2007	100177	EKS&H	Operation - contract labor	11,221.25
1/19/2007	100178	Mueller	Operation - contract labor	200.00
1/19/2007	100179	Jessop	Operation - contract labor	23,112.69
1/19/2007	100181	LDK	Operation - contract labor	451.35
1/19/2007	100182	Merrill	Operation - Investor relations	1,330.00
1/19/2007	100183	Rosson	Operation - contract labor	2,100.00
1/25/2007	100184	ADP, INC.	Operation - contract labor	28.00
1/25/2007	100185	ANDERSON, TODGER	Operation - Director fees	2,833.33
1/25/2007	100186	Cathy Sergo	Operation - contract labor	1,237.50
1/25/2007	100187	MERRILL COMMUNICATIONS LLC	Operation - Investor relations	410.00
1/25/2007	100188	Paula Rosson	Operation - contract labor	2,325.00
1/25/2007	100189	PETERSEN, CHARLOTTE	Operation - Director fees	833.33
1/25/2007	100190	SCHOETTLER, GAIL	Operation - Director fees	5,333.33
1/25/2007	100191	SIMONTON, TAYLOR	Operation - Director fees	4,500.00
1/25/2007	100192	XO COMMUNICATIONS	Operation - phone	101.12
1/31/2007	100193	US Trustee	Prof Fee/US Trustee	3,750.00
1/8/2007	debit	Office Depot	Operation - supplies	138.78
1/22/2007	debit	US Postmaster	Operation - supplies	21.06

		Total Disbursements		88,249.15

Summary			Operation - contract labor	59,747.32
			Operation - shipping charges	0.00
			Operation - employee reimbursement	0.00
			Operation - Investor relations	1,740.00
			Operation - Director fees	20,999.98
			Operation - Insurance	0.00
			Operation - payroll	0.00
			Operation - phone	101.12
			Operation - rent	1,210.23
			Operation - supplies	159.84	83,958.49
			Debt Service	0.00	0.00
			Prof Fee/US Trustee	4,250.00	4,250.00
			Other - sales tax	40.66
			Other - misc employee welfare	0.00
			Other - income tax	0.00
			Other - incorrect receipt	0.00
			Other - services fees	0.00	40.66

			Total Disbursements	88,249.15	88,249.15

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:   1/31/07

		Current	Petition
		Month	Date (1)
	ASSETS
	Current Assets:
	Cash (f rom Form 2-B, line 5)	$2,053,134.51	$1,138,518.57
	Accounts Receivable (from Form 2-E)	218,939.86	420,608.98
	Receivable from Officers, Employees, Affiliates	0.00	0.00
	Inventory	47,173.67	397,700.99
Other Current Assets :(List)	Prepaid expenses	84,874.40	168,028.61
	Prepaid insurance	169,648.25	170,815.24
	Total Current Assets	$2,573,770.69	$2,295,672.39

	Fixed Assets:
	Land	$0.00	$0.00
	Building	0.00	0.00
	Equipment, Furniture and Fixtures	6,755.00	22,630.00
	Total Fixed Assets	6,755.00	22,630.00
	Less: Accumulated Depreciation	(0)	(0)
	Net Fixed Assets	$6,755.00	$22,630.00
Other Assets (List):	Prepaid insurance - long-term	716,888.89	789,348.60
	Byers Peak Deposit	0.00	11,000.00
	TOTAL ASSETS	$3,297,414.58	$3,118,650.99

	LIABILITIES
	Post-petition Accounts Payable (from Form 2-E)	$11,403.74	$0.00
	Post-petition Accrued Profesional Fees (from Form 2-E)	126,867.81	0.00
	Post-petition Taxes Payable (from Form 2-E)	7,749.87	0.00
	Post-petition Notes Payable	0.00	0.00
Other Post-petition Payable (List):	Accrued payroll	0.00	0.00
	Accrued severance	0.00	0.00
	Accrued vacation	0.00	0.00
	Total Post Petition Liabilities	$146,021.42	$0.00

	Pre Petition Liabilities:
	Secured Debt	0.00	0.00
	Priority Debt	10,000.00	30,159.90
	Contingent tax claims	160,275.85	163,737.58
	Unsecured Debt **	1,545,929.88	1,227,870.03
	Total Pre Petition Liabilities	$1,716,205.73	$1,421,767.51
	TOTAL LIABILITIES	$1,862,227.15	$1,421,767.51

	OWNERS’ EQUITY
	Owner’s/Stockholder’s Equity	$49,549,089.02	$49,549,089.02
	Retained Earnings - Prepetition	-47,852,205.54	-47,852,205.54
	Retained Earnings - Post-petition	-261,696.05	0.00
	TOTAL OWNERS’ EQUITY	$1,435,187.43	$1,696,883.48
	TOTAL LIABILITIES AND OWNERS’ EQUITY	$3,297,414.58	$3,118,650.99

(1)         Petition date values are taken from the Debtor’s balance sheet as of the petition date or are the values listed on the Debtor’s schedules.

Rev. 10/1/04
0.00	0.00

**          Note that changes are caused by changes in estimates or the reduction of time related to warranties and service contracts as approved to be maintained by the court.

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-D

PROFIT AND LOSS STATEMENT

For Period   1/1/07  to   1/31/07

	Current	Accumulated
	Month	Total (1)

Gross Operating Revenue	$0	$1145542.89
Less: Discounts, Returns and Allowances	(0)	(0)
Net Operating Revenue	$0	$1145542.89
Cost of Goods Sold	0	434930.13
Gross Profit	$0	$710612.76

Operating Expenses
Officer Compensation	$7,012.50	$81752.39
Selling, General and Administrative	45588.69	247644.39
Rents and Leases	1,172.70	25646.04
Depreciation, Depletion and Amortization	0	0
Other (list):		0
		0
Total Operating Expenses	$53773.89	$355042.82

Operating Income (Loss)	$-53773.89	$355569.94

Non-Operating Income and Expenses
Other Non-Operating Expenses	$(5,999.16)	$-463495.09
Gains (Losses) on Sale of Assets	10,000.00	9031.04
Interest Income	6,493.92	22951.14
Interest Expense	0	-281.79
Other Non-Operating Income		61532.12
Net Non-Operating Income or (Expenses)	$10494.76	$-370262.58

Reorganization Expenses
Legal and Professional Fees	$43,387.57	$224,269.78
Other Reorganization Expense	5,314.94	22,733.63

Total Reorganization Expenses	$48,702.51	$247003.41

Net Income (Loss) Before Income Taxes	$-91981.64	$-261696.05

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$-91981.64	$-261696.05

(1)         Accumulated Totals include all revenue and expenses since the petition date.

Rev. 10/1/04

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-E

SUPPORTING SCHEDULES

For Period:      1/1/07  to      1/31/07

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning	Amount	Amount	Date	Check	Ending
	Balance (1)	Accrued	Paid	Paid	Number	Balance

Income Tax Withheld:
Federal	$0.00	$0.00	$0.00			$0.00
State	0.00	0.00	0.00			0.00
Federal	$0.00	$0.00	$0.00			$0.00
State	0.00	0.00	0.00			0.00

FICA Tax Withheld	0.00	0.00	0.00			0.00
FICA Tax Withheld	0.00	0.00	0.00			0.00

Employer’s FICA Tax	0.00	0.00	0.00			0.00
Employer’s FICA Tax	0.00	0.00	0.00			0.00

Unemployment Tax
Federal	0.00	0.00	0.00			0.00
State	0.00	0.00	0.00			0.00

Sales, Use &
Excise Taxes	40.66	0.00	40.66	1/9/07	100160	0.00

Property Taxes	0.00	0.00	0.00			0.00

Accrued Income Tax:
Federal	0.00	0.00	0.00			0.00
State	0.00	0.00	0.00			0.00
	0.00	0.00	0.00			0.00

Other: Franchise	6,200.00	1,549.87	0.00			7,749.87

TOTALS	$6,240.66	$1,549.87	$40.66			$7,749.87

(1)  For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE

				Premium
		Amount of	Expiration	Paid
	Carrier	Coverage	Date	Through
Workers’ Compensation	Wausau Insurance Co.	$500,000	3/11/07	3/11/07	*

Commercial Package
Business Personal Property	Charter Oak Fire Ins Travelers	$1,650,000	6/1/07	6/1/07

Commercial General Liability	Charter Oak Fire Ins Travelers	$2,000,000	6/1/07	6/1/07

D&O insurance through 12/31/06 and run-off for 6 years	XL Insurance	$10,000,000	12/31/12	12/31/12

Umbrella	The Travelers Indemnity Company-Travelers	$1,000,000	6/1/07	5/1/12

Fiduciary Liability Extension Binder	Axis Reinsurance Co.	$1,000,000	9/30/12	9/30/12

ERISA Bond	Traveler Casualty & Surety Co Of America-Travelers	$75,000	5/1/07	5/1/07

*  Will not be renewed.

Rev. 10/1/04

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-E

SUPPORTING SCHEDULES

For Period:      1/1/07  to      1/31/07

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

	Accounts	Post Petition
Due	Receivable	Accounts Payable

Under 30 days	$165,728.49	$54,747.59
30 to 60 days	0.00	20,426.18
61 to 90 days	4,994.60	46,980.75
91 to 120 days	680.00	15,144.03
Over 120 days	0.00	973.00

Total Post Petition	171,403.09

Pre Petition Amounts	85,919.77

Total Accounts Receivable	$257,322.86
Less: Bad Debt Reserve	-38,383.00
Net Accounts Receivable (to Form 2-C)	$218,939.86

	Total Post Petition
	Accounts Payable	$138,271.55

*  Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end	Current	Paid in
	Retainer	Month’s	Current	Date of	Month-end
	Balance	Accrual	Month	Court Approval	Balance Due *

Debtor’s Counsel	$28,098.97	$178,646.22	$108,530.41	9/25/2006	$70,115.81
Counsel for Unsecured					0.00
Creditors’ Committee	0.00	0.00	0.00		0.00
Trustee’s Counsel	0.00	0.00	0.00		0.00
Accountant -	0.00	0.00	0.00		0.00
Accountant - EKS&H	0.00	14,960.00	11,221.25	9/25/2006	3,738.75
Other: Davis Graham	29,017.87	53,013.25	0.00		53,013.25
Total	$57,116.84	$246,619.47	$119,751.66		$126,867.81

*  Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
Paula Rosson	President & CEO	contract fees	$7,012.50

**          List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

Rev. 10/1/04

Fischer Imaging Corp.	Accounts Receivable Listing as of January 31, 2007
Case No. 06-15611

CUSTOMER#	NAME	INVOICE#	DATE	CURRENT	OVER 30	OVER 60	OVER 90	OVER 120	TOTAL

R4430	RPM TECHNOLOGY INC	1010849	30-Jun-2004	$0.00	$0.00	$0.00	$0.00	$1,598.60	$1,598.60
R4430	RPM TECHNOLOGY INC	1014083	14-Oct-2004	$0.00	$0.00	$0.00	$0.00	$325.60	$325.60
R4430	RPM TECHNOLOGY INC	1014421	26-Oct-2004	$0.00	$0.00	$0.00	$0.00	$576.00	$576.00
R4430	RPM TECHNOLOGY INC	1014743	02-Nov-2004	$0.00	$0.00	$0.00	$0.00	$24.00	$24.00
R4430	RPM TECHNOLOGY INC	1014843	05-Nov-2004	$0.00	$0.00	$0.00	$0.00	$6.50	$6.50
R4430	RPM TECHNOLOGY INC	1016103	21-Dec-2004	$0.00	$0.00	$0.00	$0.00	$38.65	$38.65
R4430	RPM TECHNOLOGY INC	1016342	31-Dec-2004	$0.00	$0.00	$0.00	$0.00	$60.10	$60.10
S610	ST. VINCENT`S MEDICAL CENTER	1021863	11-Aug-2005	$0.00	$0.00	$0.00	$0.00	$437.00	$437.00
C2090	COMPREHENSIVE BREAST CENTER OF	1022323	01-Sep-2005	$0.00	$0.00	$0.00	$0.00	$4,950.52	$4,950.52
R4430	RPM TECHNOLOGY INC	1022459	08-Sep-2005	$0.00	$0.00	$0.00	$0.00	$47.50	$47.50
S339	ST. LUKE`S EPISCOPAL HOSPITAL	1022490	12-Sep-2005	$0.00	$0.00	$0.00	$0.00	$1,400.00	$1,400.00
S339	ST. LUKE`S EPISCOPAL HOSPITAL	1022491	12-Sep-2005	$0.00	$0.00	$0.00	$0.00	$1,400.00	$1,400.00
M1022	MERCY MEDICAL CENTER	1023401	26-Oct-2005	$0.00	$0.00	$0.00	$0.00	$1,050.00	$1,050.00
C2090	COMPREHENSIVE BREAST CENTER OF	1024227	01-Dec-2005	$0.00	$0.00	$0.00	$0.00	$5,450.52	$5,450.52
L190	LONG ISLAND COLLEGE HOSPITAL	1025716	03-Feb-2006	$0.00	$0.00	$0.00	$0.00	$1,865.00	$1,865.00
L190	LONG ISLAND COLLEGE HOSPITAL	1025722	03-Feb-2006	$0.00	$0.00	$0.00	$0.00	$2,772.00	$2,772.00
T0924	THE SURGERY CTR/HUNTSVILLE	1025828	09-Feb-2006	$0.00	$0.00	$0.00	$0.00	$453.80	$453.80
C2090	COMPREHENSIVE BREAST CENTER OF	1026136	03-Mar-2006	$0.00	$0.00	$0.00	$0.00	$1,816.84	$1,816.84
L1320	LICKING MEMORIAL	1026085	03-Mar-2006	$0.00	$0.00	$0.00	$0.00	$1,541.67	$1,541.67
P9684	PHILIPS MEDICAL SYSTEMS	1026166	09-Mar-2006	$0.00	$0.00	$0.00	$0.00	$412.39	$412.39
U118	UHS OF DELAWARE, INC	1026432	18-Apr-2006	$0.00	$0.00	$0.00	$0.00	$1,362.06	$1,362.06
N260	NEW ENGLAND MEDICAL CENTER,INC	1026549	05-May-2006	$0.00	$0.00	$0.00	$0.00	$808.60	$808.60
V210	DEPARTMENT OF VETERANS AFFAIRS	1026669	09-Jun-2006	$0.00	$0.00	$0.00	$0.00	$100.00	$100.00
V210	DEPARTMENT OF VETERANS AFFAIRS	1026670	09-Jun-2006	$0.00	$0.00	$0.00	$0.00	$1,750.00	$1,750.00
C221	CARILION HEALTH SYSTEMS	1026731	10-Jul-2006	$0.00	$0.00	$0.00	$0.00	$2,401.00	$2,401.00
S0222	SAGEBRUSH TECHNOLOGY	1026851	02-Aug-2006	$0.00	$0.00	$0.00	$0.00	$83.50	$83.50
C221	CARILION HEALTH SYSTEMS	1026761	09-Aug-2006	$0.00	$0.00	$0.00	$0.00	$2,401.00	$2,401.00
C221	CARILION HEALTH SYSTEMS	1026762	09-Aug-2006	$0.00	$0.00	$0.00	$0.00	$2,401.00	$2,401.00
M410	MT. SINAI HOSP/PHILIPS MEDICAL	1026841	07-Sep-2006	$0.00	$0.00	$0.00	$0.00	$2,100.00	$2,100.00
V129	VANDERBILT UNIVERSITY	1026840	07-Sep-2006	$0.00	$0.00	$0.00	$0.00	$206.49	$206.49
B940	PARTNERS HEALTHCARE SYSTEM	1026882	17-Oct-2006	$0.00	$0.00	$0.00	$365.00	$0.00	$365.00
B940	PARTNERS HEALTHCARE SYSTEM	1026887	17-Oct-2006	$0.00	$0.00	$0.00	$315.00	$0.00	$315.00
GE-IRELAND	GE MEDICAL - IRELAND	1026894	26-Oct-2006	$0.00	$0.00	$3,144.60	$0.00	$0.00	$3,144.60
S366	REGIONS HOSPITAL	1026903	30-Oct-2006	$0.00	$0.00	$1,850.00	$0.00	$0.00	$1,850.00
				$0.00	$0.00	$4,994.60	$680.00	$39,840.34	$45,514.94

			Pre Petition	0.00	0.00	0.00	0.00	39,840.34	39,840.34
			Post Petition	0.00	0.00	4,994.60	680.00	0.00	5,674.60
				0.00	0.00	4,994.60	680.00	39,840.34	45,514.94

Fischer Imaging Corporation  Case No. 06-15611

A/R Reconciliation

1/31/2007

		Pre-petition	Post petition	Total
AR Trade		39,840.34	5,674.60	45,514.94	1/31/07	Days

Establish receivable for tax refunds March	04/27/2006	16,650.67		16,650.67
ST OF LOUISIANA		-756.50		-756.50
ST OF LA		-128.21		-128.21
ST OF LA		-226.41		-226.41
ST OF CONNECTICUT		-197.00		-197.00
ST OF MINNESOTA		-747.00		-747.00
ST OF GEORGIA		-500.00		-500.00
Reclass State Tax Liability to offset State Tax Receivable		-25.00		-25.00
ST OF MASS		-414.00		-414.00
OR CORP REF 32956169		-18.99		-18.99
NY REF 15426888		-748.00		-748.00
53668810-ST OF PA		-2,818.00		-2,818.00
Commonwealth of PA		-1,541.00		-1,541.00
Ecxess Refund Commonwealth of PA		1,510.00		1,510.00
ST OF INDIANA 57053336		-222.25		-222.25
Correct Tax Refunds Due		-2,246.55		-2,246.55
0237397 ST OF MISSOURI		-250.00		-250.00
ST OF AR 0337168		-297.00		-297.00
ST OF LA 336341		-87.33		-87.33

Kodak - one camera		1,350.00		1,350.00
Move Newport to AR	09/25/2006		3,433.86	3,433.86	9/30/2006	123
Newport allowance for bad debt			-3,433.86	-3,433.86	9/30/2006	123
Record AR from Arrow per stmt	10/03/2006		1,015.30	1,015.30	10/31/2006	92
Arrow allowance for bad debt			-1,015.30	-1,015.30	10/31/2006	92
Record AR from St of La & AP to Shreveport		20,010.00		20,010.00
Record AR from St of La & AP to Shreveport		17,782.00		17,782.00
				0.00
JN Properties minimum guarantee sale proceeds			160,000.00	160,000.00	12/31/2006	31
Hologic receivable - Seno sorting of documents			5,728.49	5,728.49	12/31/2006	31
				0.00

Subtotal AR-GL		46,079.43	165,728.49	211,807.92

Total		85,919.77	171,403.09	257,322.86	5,728.49	30 Days
					160,000.00	30 Days
					4,994.60	61-90
					680.00	91-120
					—	120 +
					171,403.09

Fischer Imaging Corp.	Aged Payables Listing as of January 31, 2007
Case No. 06-15611

VENDOR	NAME	TERMS	INVOICE	DATE	CURRENT	30 DAYS	60 DAYS	90 DAYS	TOTAL
MISS001	MISSISSIPPI STATE DEPT. HEALTH	COD	99A068 1/03/06	06-Jan-2006	$0.00	$0.00	$0.00	$250.00	$250.00
AD0030	ALL AMERICAN	NET 30	34304	21-Feb-2006	$0.00	$0.00	$0.00	$220.68	$220.68
EPS01	EPSILONIUM SYSTEMS, INC.	NET 30	3464	22-Jun-2006	$0.00	$0.00	$0.00	$32.50	$32.50
BWC0821	BWC STATE INSURANCE FUND	COD	6653332	30-Jun-2006	$0.00	$0.00	$0.00	$966.85	$966.85
MISSMEDCTR	North Mississippi Med Center		06302006	30-Jun-2006	$0.00	$0.00	$0.00	$492.98	$492.98
EPS01	EPSILONIUM SYSTEMS, INC.	NET 30	3484	03-Jul-2006	$0.00	$0.00	$0.00	$32.50	$32.50
-FE010	FEDEX	NET 15	1-117-89665	14-Jul-2006	$0.00	$0.00	$0.00	$111.47	$111.47
MERRILL01	MERRILL COMMUNICATIONS LLC	NET 60	539002	25-Jul-2006	$0.00	$0.00	$0.00	$505.00	$505.00
ACCTEMPS	ACCOUNTEMPS	COD	16545705	16-Aug-2006	$0.00	$0.00	$0.00	$272.00	$272.00
-FE010	FEDEX	NET 15	118231508	18-Aug-2006	$0.00	$0.00	$0.00	$145.47	$145.47
MERRILL01	MERRILL COMMUNICATIONS LLC	NET 60	545805	18-Aug-2006	$0.00	$0.00	$0.00	$360.00	$360.00
BWC0821	BWC STATE INSURANCE FUND	COD	6813082	22-Aug-2006	$0.00	$0.00	$0.00	$10.00	$10.00
-FE010	FEDEX	NET 15	119539272	25-Aug-2006	$0.00	$0.00	$0.00	$259.24	$259.24
EPS01	EPSILONIUM SYSTEMS, INC.	NET 30	3643	28-Aug-2006	$0.00	$0.00	$0.00	$65.00	$65.00
MERRILL01	MERRILL COMMUNICATIONS LLC	NET 60	556580	31-Aug-2006	$0.00	$0.00	$0.00	$2,515.00	$2,515.00
WA-LABOR	Dept of Labor and Industries	COD	0423322	19-Sep-2006	$0.00	$0.00	$0.00	$30.71	$30.71
IAWORK	Worker Training Fund		409052	01-Nov-2006	$0.00	$0.00	$200.78	$0.00	$200.78
EPS01	EPSILONIUM SYSTEMS, INC.	NET 30	3749	16-Oct-2006	$0.00	$0.00	$0.00	$132.50	$132.50

JESSOP	JESSOP & COMPANY PC		B-414114B	19-Sep-2006	$0.00	$0.00	$0.00	$1,315.00	$1,315.00
JESSOP	JESSOP & COMPANY PC		B-414116B	19-Sep-2006	$0.00	$0.00	$0.00	$891.75	$891.75
JESSOP	JESSOP & COMPANY PC		B-414117B	19-Sep-2006	$0.00	$0.00	$0.00	$247.12	$247.12
JESSOP	JESSOP & COMPANY PC		B-414118B	19-Sep-2006	$0.00	$0.00	$0.00	$162.62	$162.62
JESSOP	JESSOP & COMPANY PC		B-414120B	19-Sep-2006	$0.00	$0.00	$0.00	$45.50	$45.50
JESSOP	JESSOP & COMPANY PC		B-414122B	19-Sep-2006	$0.00	$0.00	$0.00	$322.87	$322.87
JESSOP	JESSOP & COMPANY PC		B-414123B	19-Sep-2006	$0.00	$0.00	$0.00	$25.00	$25.00
JESSOP	JESSOP & COMPANY PC		B-414201B	19-Sep-2006	$0.00	$0.00	$0.00	$104.39	$104.39
JESSOP	JESSOP & COMPANY PC		B-414457B	24-Oct-2006	$0.00	$0.00	$0.00	$2,771.62	$2,771.62
JESSOP	JESSOP & COMPANY PC		B-414458B	24-Oct-2006	$0.00	$0.00	$0.00	$482.50	$482.50
JESSOP	JESSOP & COMPANY PC		B-414459B	24-Oct-2006	$0.00	$0.00	$0.00	$783.12	$783.12
JESSOP	JESSOP & COMPANY PC		B-414460B	24-Oct-2006	$0.00	$0.00	$0.00	$655.75	$655.75
JESSOP	JESSOP & COMPANY PC		B-414461B	24-Oct-2006	$0.00	$0.00	$0.00	$12.75	$12.75
JESSOP	JESSOP & COMPANY PC		B-414462B	24-Oct-2006	$0.00	$0.00	$0.00	$11.75	$11.75
JESSOP	JESSOP & COMPANY PC		B-414463B	24-Oct-2006	$0.00	$0.00	$0.00	$185.37	$185.37
JESSOP	JESSOP & COMPANY PC		B-414465B	24-Oct-2006	$0.00	$0.00	$0.00	$1,424.25	$1,424.25
JESSOP	JESSOP & COMPANY PC		B-414466B	24-Oct-2006	$0.00	$0.00	$0.00	$155.62	$155.62
JESSOP	JESSOP & COMPANY PC		B-414467B	24-Oct-2006	$0.00	$0.00	$0.00	$512.00	$512.00
EKS&H	EHRHARDT KEEFE STEINER HOTTMAN	NET 30	B-98054B	25-Oct-2006	$0.00	$0.00	$0.00	$3,125.00	$3,125.00
FAEG01	FAEGRE & BENSON LLP		B-965077A	08-Nov-2006	$0.00	$0.00	$3,212.25	$0.00	$3,212.25
FAEG01	FAEGRE & BENSON LLP		B-965077B	08-Nov-2006	$0.00	$0.00	$1,070.75	$0.00	$1,070.75
EKS&H	EHRHARDT KEEFE STEINER HOTTMAN	NET 30	B-98599B	14-Nov-2006	$0.00	$0.00	$613.75	$0.00	$613.75
JESSOP	JESSOP & COMPANY PC		B-414552B	17-Nov-2006	$0.00	$0.00	$7,055.00	$0.00	$7,055.00
JESSOP	JESSOP & COMPANY PC		B-414553B	17-Nov-2006	$0.00	$0.00	$240.50	$0.00	$240.50

Fischer Imaging Corp.	Aged Payables Listing as of January 31, 2007
Case No. 06-15611

VENDOR	NAME	TERMS	INVOICE	DATE	CURRENT	30 DAYS	60 DAYS	90 DAYS	TOTAL
JESSOP	JESSOP & COMPANY PC		B-414554B	17-Nov-2006	$0.00	$0.00	$428.87	$0.00	$428.87
JESSOP	JESSOP & COMPANY PC		B-414555B	17-Nov-2006	$0.00	$0.00	$349.12	$0.00	$349.12
JESSOP	JESSOP & COMPANY PC		B-414556B	17-Nov-2006	$0.00	$0.00	$65.62	$0.00	$65.62
JESSOP	JESSOP & COMPANY PC		B-414557B	17-Nov-2006	$0.00	$0.00	$47.62	$0.00	$47.62
JESSOP	JESSOP & COMPANY PC		B-414558B	17-Nov-2006	$0.00	$0.00	$5.87	$0.00	$5.87
JESSOP	JESSOP & COMPANY PC		B-414560B	17-Nov-2006	$0.00	$0.00	$678.12	$0.00	$678.12
JESSOP	JESSOP & COMPANY PC		B-414561B	17-Nov-2006	$0.00	$0.00	$19.50	$0.00	$19.50
JESSOP	JESSOP & COMPANY PC		B-414562B	17-Nov-2006	$0.00	$0.00	$94.25	$0.00	$94.25
JESSOP	JESSOP & COMPANY PC		B-414563B	17-Nov-2006	$0.00	$0.00	$28.19	$0.00	$28.19
JESSOP	JESSOP & COMPANY PC		B-414565B	17-Nov-2006	$0.00	$0.00	$58.09	$0.00	$58.09
LINEAR	Linear Medical, Corp		B-FIC200	05-Dec-2006	$0.00	$618.51	$0.00	$0.00	$618.51
JESSOP	JESSOP & COMPANY PC		B-141772B	07-Dec-2006	$0.00	$134.12	$0.00	$0.00	$134.12
JESSOP	JESSOP & COMPANY PC		B-414768B	07-Dec-2006	$0.00	$4,600.25	$0.00	$0.00	$4,600.25
JESSOP	JESSOP & COMPANY PC		B-414769B	07-Dec-2006	$0.00	$229.75	$0.00	$0.00	$229.75
JESSOP	JESSOP & COMPANY PC		B-414770B	07-Dec-2006	$0.00	$166.37	$0.00	$0.00	$166.37
JESSOP	JESSOP & COMPANY PC		B-414771B	07-Dec-2006	$0.00	$2,668.00	$0.00	$0.00	$2,668.00
JESSOP	JESSOP & COMPANY PC		B-414773B	07-Dec-2006	$0.00	$52.25	$0.00	$0.00	$52.25
JESSOP	JESSOP & COMPANY PC		B-414774B	07-Dec-2006	$0.00	$119.00	$0.00	$0.00	$119.00
JESSOP	JESSOP & COMPANY PC		B-414775B	07-Dec-2006	$0.00	$76.25	$0.00	$0.00	$76.25
JESSOP	JESSOP & COMPANY PC		B-414776B	07-Dec-2006	$0.00	$174.87	$0.00	$0.00	$174.87
JESSOP	JESSOP & COMPANY PC		B-414777B	07-Dec-2006	$0.00	$196.12	$0.00	$0.00	$196.12
JESSOP	JESSOP & COMPANY PC		B-414778B	07-Dec-2006	$0.00	$81.00	$0.00	$0.00	$81.00
JESSOP	JESSOP & COMPANY PC		B-414779B	07-Dec-2006	$0.00	$79.69	$0.00	$0.00	$79.69
FAEG01	FAEGRE & BENSON LLP		B-972176A	18-Dec-2006	$0.00	$922.50	$0.00	$0.00	$922.50
FAEG01	FAEGRE & BENSON LLP		B-972176B	18-Dec-2006	$0.00	$307.50	$0.00	$0.00	$307.50
JESSOP	JESSOP & COMPANY PC		B-414979B	05-Jan-2007	$1,785.81	$0.00	$0.00	$0.00	$1,785.81
JESSOP	JESSOP & COMPANY PC		B-414980B	05-Jan-2007	$159.37	$0.00	$0.00	$0.00	$159.37
JESSOP	JESSOP & COMPANY PC		B-414981B	05-Jan-2007	$106.00	$0.00	$0.00	$0.00	$106.00
JESSOP	JESSOP & COMPANY PC		B-414982B	05-Jan-2007	$2,469.87	$0.00	$0.00	$0.00	$2,469.87
JESSOP	JESSOP & COMPANY PC		B-414983B	05-Jan-2007	$9.37	$0.00	$0.00	$0.00	$9.37
JESSOP	JESSOP & COMPANY PC		B-414985B	05-Jan-2007	$110.62	$0.00	$0.00	$0.00	$110.62
JESSOP	JESSOP & COMPANY PC		B-414986B	05-Jan-2007	$2,232.25	$0.00	$0.00	$0.00	$2,232.25
JESSOP	JESSOP & COMPANY PC		B-414987B	05-Jan-2007	$78.75	$0.00	$0.00	$0.00	$78.75
JESSOP	JESSOP & COMPANY PC		B-414988B	05-Jan-2007	$139.75	$0.00	$0.00	$0.00	$139.75
JESSOP	JESSOP & COMPANY PC		B-414989B	05-Jan-2007	$35.25	$0.00	$0.00	$0.00	$35.25
JESSOP	JESSOP & COMPANY PC		B-414990B	05-Jan-2007	$231.37	$0.00	$0.00	$0.00	$231.37
-AS152	COMPUTERSHARE	NET 30	B-105474	17-Jan-2007	$309.27	$0.00	$0.00	$0.00	$309.27
					$7,667.68	$10,426.18	$14,168.28	$19,635.88	$51,898.02

			Pre-petition		$0.00	$0.00	$200.78	$6,401.90	$6,602.68
			Post-petition		$7,667.68	$10,426.18	$13,967.50	$13,233.98	$45,295.34
					$7,667.68	$10,426.18	$14,168.28	$19,635.88	$51,898.02

Fischer Imaging Corporation  Case No. 06-15611

Accounts Payable Reconciliation

January 31, 2007

	Pre-petition	Post petition	Total
AP Trade	(6,602.68)	(45,295.34)	-51,898.02
offsets AP trade acct	(185.67)		-185.67
	(6,788.35)	(45,295.34)	(52,083.69)
			0.00
AP-GL:			0.00
Accrue California sales tax estimate	-20,000.00		-20,000.00
Health ins terminal liability	-7,895.00		-7,895.00
Accrue liability for copier - Xerox	-15,410.56		-15,410.56
CARSON VALLEY		-973.00	-973.00
record GWL for Sept	230.76		230.76
Post- Petition Byers Peak - Bloom and Parts Handling		-1,910.05	-1,910.05
Record GWL for Oct pd in Nov	812.81		812.81
Record AR from St of La & AP to Shreveport	-20,010.00		-20,010.00
Record AR from St of La & AP to Shreveport	-17,782.00		-17,782.00
			0.00
Adjust GWL	615.35		615.35
Accrue Jessop - Jan 07		-35,000.00	-35,000.00
Accrue Davis Graham - Sept through Nov 06		-33,013.25	-33,013.25
Accrue Dec legal Davis		-10,000.00	-10,000.00
Accrue Davis Graham - Jan 07		-10,000.00	-10,000.00
Accrue Jan storage - LDK		-331.20	-331.20
Accrued AP #1 - CPT		-1,748.71	-1,748.71

			0.00
AP-GL	-79,438.64	-92,976.21	-172,414.85

Total AP	-86,226.99	-138,271.55	-224,498.54

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-F

QUARTERLY FEE SUMMARY *

For the Month Ended:	01/31/07

	Cash	Quarterly	Date
Month	Year	Disbursements **	Fee Due		Check No.	Paid

January	2007	$88,249.15
February		0
March		0

TOTAL 1st Quarter		$88249.15	$

April		$0
May		0
June		0

TOTAL 2nd Quarter		$0	$

July	2006	$0
August	2006	0
September	2006	87,332.04

TOTAL 3rd Quarter		$87332.04	$750.00		100049	11/20/06
			500	***	100168	01/09/07
October	2006	$113,248.44
November	2006	135,444.80
December	2006	96,175.95

TOTAL 4th Quarter		$344,869.19	$3,750.00		100193	1/31/07

FEE SCHEDULE

Quarterly Disbursements	Fee
$0 to $14,999	250
$15,000 to $74,999	500
$75,000 to $149,999	750
$150,000 to $224,999	1250
$225,000 to $299,999	1500
$300,000 to $999,999	3750
$1,000,000 to $1,999,999	5000
$2,000,000 to $2,999,999	7500
$3,000,000 to $4,999,999	8000
$5,000,000 and above	10000

*                 This summary is to reflect the current calendar year’s information cumulative to the end of the reporting period

**          Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

***   We were sent a bill and paid it despite the belief it is not owed.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

Rev. 10/1/04

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-G

NARRATIVE

For the Month Ended	01/31/07

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

No unusual business or legal actions taken during 1/1 through 1/31.  Previously, the court approved the sale of our FISCHER NAME asset, which resulted in a cash payment from Fischer Medical Technologies (subsidiary of JN Properties) of $10,000.  This was reported in profit and loss statement as Gain on sale of Assets.

There were not unusual items which occurred during the month (scope is $10,000).

Rev. 10/1/04

Fischer Imaging Corporation	Case No. 06-15611
Bank Reconciliation - USB Account
January 31, 2006

Bank Accounts
Operating Acct # 103658224003		175,461.33

Total Bank Balances		175,461.33

Outstanding accounts payable checks	Outstanding cks.	(34,639.14)

Deposit in Transit		—

Adjusted Bank Balance		140,822.19

Balance Per General Ledger (11-0000-111210)		138,822.18
Timing Difference to General Ledger Bank Balance:

Void BOD fees to Petersen		2,000.00

Adjusted Balance Per General Ledger		140,822.18

Difference over(under) bank		(0.01

SUMMARIZED LIST OF OUTSTANDING CHECKS	Case No. 06-15611
OPERATING ACCOUNT

Ck. Nmbr
Sum of Amount	Date	Outstanding	Voids	Cleared	Outstanding
100110	11/06	(833.33)		833.33	—
100115	11/06	(1,209.15)		1209.15	—
100142	12/06	(100.00)		100	—	ADP, INC.
100143	12/06	(2,043.75)		2043.75	—	Cathy Sergo
100144	12/06	(1,320.29)		1,320.29	—	CORPORATE OFFICE CENTER
100145	12/06	(75.00)		75.00	—	EPSILONIUM SYSTEMS, INC.
100146	12/06	(650.00)		650.00	—	Glenn Mueller
100147	12/06	(285.00)		285.00	—	GORDON, HUGHS, & BANKS LLP
100150	12/06	(331.20)		331.20	—	LDK LOGISTICS, INC
100151	12/06	(1,914.00)		1,914.00	—	LOCKTON COMPANIES
100154	12/06	(10.00)		10.00	—	VIRGINIA DEPT. OF TAXATION
100155	12/06	(130.28)		130.28	—	XO COMMUNICATIONS
100156	1/07	(128.00)		128.00	—	ADP01
100157	1/07	(833.33)		833.33	—	TANDERSON
100158	1/07	(1,875.00)			(1,875.00)	CMAES
100159	1/07	(2,850.00)		2,850.00	—	SERGO
100160	1/07	(40.66)		40.66	—	BROOM
100161	1/07	(67.74)		67.74	—	COC001
100162	1/07	(2,556.55)		2,556.55	—	CPT
100163	1/07	(200.00)		200.00	—	MUELLER
100164	1/07	(2,587.50)		2,587.50	—	ROSSON
100165	1/07	(833.33)		833.33	—	PETERSEN
100166	1/07	(3,333.33)		3,333.33	—	SCHOE
100167	1/07	(2,500.00)		2,500.00	—	SIMON
100168	1/07	(500.00)		500.00	—	US TRUSTEE
100169	1/07	(4,485.25)		4,485.25	—	BYERS
100173	1/07	(2,265.00)		2,265.00	—	SERGO
100174	1/07	(59.29)		59.29	—	-AS152
100175	1/07	(1,142.49)		1,142.49	—	COC001
100176	1/07	(2,064.94)			(2,064.94)	CPT
100177	1/07	(11,221.25)			(11,221.25)	EKS&H
100178	1/07	(200.00)		200.00	—	MUELLER
100179	1/07	(23,112.69)		23,112.69	—	JESSOP
100181	1/07	(451.35)			(451.35)	LDK201
100182	1/07	(1,330.00)		1,330.00	—	MERRILL01
100183	1/07	(2,100.00)		2,100.00	—	ROSSON
100184	1/07	(28.00)			(28.00)	ADP01
100185	1/07	(2,833.33)			(2,833.33)	TANDERSON
100186	1/07	(1,237.50)			(1,237.50)	SERGO
100187	1/07	(410.00)			(410.00)	MERRILL01
100188	1/07	(2,325.00)		2,325.00	—	ROSSON
100189	1/07	(2,833.33)	2000		(833.33)	PETERSEN
100190	1/07	(5,333.33)			(5,333.33)	SCHOE
100191	1/07	(4,500.00)			(4,500.00)	SIMON
100192	1/07	(101.11)			(101.11)	XO429
100193	1/07	(3,750.00)			(3,750.00)	US TRUSTEE
		—			—
		—			—
		(98,991.30)	2,000.00	62,352.16	(34,639.14)
prior month		(8,902.00)
manual payroll
GL or bank detail		(90,089.30)	—	62,352.16
		—	2,000.00	—

Bank Statements for All Bank Accounts	Case No. 06-15611

Bank Statements for All Bank Accounts not included.

Please visit www.cptgroup.com/cases for the Fischer Bankruptcy case additional information.